Analyst & Investor Day November 9, 2011

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 2

Europe Asia Pacific North America Orbitz Worldwide: A Leading Global Online Travel Company • One of the largest sellers of travel in the world ▫ Over $11 billion annual gross bookings ▫ Over $750 million annual revenue • Brands reach across North America, Europe and Asia Pacific, attracting over 18 million monthly unique visitors Source: comScore – September 2011 page 3

Mission: Build Orbitz Worldwide to be one of the world’s top hotel distribution platforms page 4

• $300 billion global marketplace • Highly fragmented • Low online penetration rates • Significant opportunity to improve consumer experience Why Hotel? page 5

Orbitz Worldwide: Strongly Positioned for Long Term Growth • Global technology platform • Data infrastructure • Advanced analytics • International • Private label distribution page 6

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 7

76.4 70.8 64.5 60.1 44.8 41.9 38.2 33 0 100 200 300 400 2012 2011 2010 2009 Suppliers OTAs Offline Total travel: $301B $308B $319B $335B European Online Travel Segment, $Bn (2009 – 2012) * Online Leisure/unmanaged business travel figures from PCW ’10; Euro:$ FX of 1.4 European Online Travel Segment Market Global Platform Marketing page 8

28 25.4 23.3 20 18.9 87.9 85 84 85.1 99 0 25 50 75 100 125 150 2012 2011 2010 2009 2008 Online Offline Total $118B $105B $107B $110B European Online Hotel Segment, $Bn (2008 – 2012) * Online Leisure/unmanaged business travel figures from PCW ’10; Euro:$ FX of 1.4 $116B European Online Hotel Segment Market Global Platform Marketing page 9

Region 1 - UK - France - Ireland - Belgium - Netherlands Region 2 - Germany - Austria - Switzerland Region 3 - Sweden - Norway - Denmark - Finland ebookers – 3 Regions, 12 Countries Market Global Platform Marketing page 10

Full Product Own Hotels team Mobile Outstanding Customer Service Local Focus ebookers Expedia Booking.com Travelocity Opodo Group                     Competitive Landscape Market Global Platform Marketing page 11

15.7% 16.4% 16.1% 16.1% 17.6% 18.1% 17.8% 14% 15% 16% 17% 18% 19% 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 ebookers Air Segments as Share of OTA Channel * Source: GDS segment data for major international and local OTA’s across ebookers points of sale ebookers Share Gains Market Global Platform Marketing page 12

UK France Ireland Belgium Netherlands Germany Austria Switzerland Sweden Norway Denmark Finland Region 1 - UK - France - Ireland - Belgium - Netherlands Region 2 - Germany - Austria - Switzerland Region 3 - Sweden - Norway - Denmark - Finland Market Global Platform Marketing Platform Migration page 13

Revamped Hotel Search Results Market Global Platform Marketing page 14

Market Global Platform Marketing Revamped Hotel Detail Pages page 15

Mobile web: m.ebookers.com Market Global Platform Marketing page 16 ebookers hotels app for iPad Market Global Platform Marketing page 17

ebookersExplorer app for iPad Market Global Platform Marketing page 18

Market Global Platform Marketing ebookers pre-migration page 19

Market Global Platform Marketing ebookers on the Global Platform page 20

Pan-European Brand Market Global Platform Marketing page 21

FRANCE FINLAND Market Global Platform Marketing Pan-European Brand page 22

The Result: Significant Turn Around Since Migration $108 $135 $172 $0 $50 $100 $150 $200 2009 2010 TTM 9/30/11 ebookers Net Revenue, $M Strong top and bottom line performance since migration ebookers now 22% of total OWW revenue (Q3 2011 TTM), up from 15% in 2009 +26% +27% page 23

Clear strategy & focus page 24

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 25

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 26

Two Leading OTA Brands: Orbitz and CheapTickets page 27

Improving Operating Performance -30% Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 0% page 28 YoY Growth in Standalone Hotel Booked Room Nights Encouraging ongoing improvement in room night performance during Q3 and into Q4

Marketing Optimization: page 29

Tracking: Combining granular source data with onsite funnel metrics Marketing Optimization: Data Attribution Predictive Analytics Technology page 30

Attribution: Differentiating between correlation and causation to optimize for incremental transactions Marketing Optimization: Data Attribution Predictive Analytics Technology page 31

Predictive Analytics: Organizing sparse data to make better long-tail optimization decisions Marketing Optimization: Data Attribution Predictive Analytics Technology page 32

Technology: Developing connectivity into partner APIs to project optimization decisions Marketing Optimization: Data Attribution Predictive Analytics Technology page 33

Measurement: The historical relationship between spend and margin provides a baseline to measure our marketing efficiency Spend ($) M argin ($ ) Period 1 Period 2 Marketing Optimization: Data Attribution Predictive Analytics Technology page 34

Marg in ( $ ) Spend ($) Results – SEM: Early results show our SEM Math Engine is generating a 6% increase in margin for a constant level of spend YoY 2010 2011 Marketing Optimization: Data Attribution Predictive Analytics Technology page 35

0.50 1.00 1.50 Margin Spend Before After Results – Travel Research: Initial results of decision tree-based approach to optimization has driven 10% increase in margin for 7% decrease in spend Marketing Optimization: Data Attribution Predictive Analytics Technology page 36

Funnel Optimization: page 37

Landing Page Optimization Framework (LPOF): Intelligently directing external traffic to pages with the highest converting configuration Funnel Optimization: Landing Page Site Performance Personalization Supply & Demand page 38

Page attributes tested: • Header Size • Base Rate • Telesales • Link Text Funnel Optimization: Landing Page Site Performance Personalization Supply & Demand Travel Research landing page testing: Improvement in conversion ranged from 8% to 13% page 39

Site Performance: Eliminating speed bumps to improve conversion rate Funnel Optimization: Landing Page Site Performance Personalization Supply & Demand page 40

Hotel Card: Photo-centric layout yielded 3% increase in conversion rate Funnel Optimization: Landing Page Site Performance Personalization Supply & Demand page 41

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Improving Conversion Trend: Orbitz and CheapTickets showing 10% YoY improvement Funnel Optimization: Landing Page Site Performance Personalization Supply & Demand Note: Calculated based on hotel transactions per qualified visit; (i.e., only visits where site interaction has occurred). Traffic mix held constant at 2010 base. page 42

Personalization: Using data to customize the site experience for the specific context of each visit Funnel Optimization: Landing Page Site Performance Personalization Supply & Demand page 43

Note: Calculated based on hotel transactions per qualified visit; (i.e., only visits where site interaction has occurred). Traffic mix held constant at 2010 base. Recommended Hotels Module: • 7% interaction rate • Clickers 37% more likely to continue deeper down funnel • Net 2.6% increase in booking path engagement Funnel Optimization: Landing Page Site Performance Personalization Supply & Demand page 44

Supply & Demand: Optimizing on- and off-site assets to maximize the conversion rate of visitors Funnel Optimization: Landing Page Site Performance Personalization Supply & Demand page 45

Closed Loop Promotions: 72 hour sales creating value for customers and generating material hotel room nights Funnel Optimization: Landing Page Site Performance Personalization Supply & Demand page 46

Retargeting: Email and display provide multiple opportunities to present relevant content to our users Funnel Optimization: Landing Page Site Performance Personalization Supply & Demand page 47

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 48

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 49

What is Private Label Distribution? Leveraging Orbitz Worldwide travel distribution assets to drive profitable incremental transactions on partners’ sites • Global supply infrastructure • Ecommerce experience • Customer service • Payment processing page 50

Expanding Stream of New Strategic Accounts • Thousands of partners globally • Secured many strategic partnerships over the past 2 years including: page 51

Variety of Private Label Solutions HTML Provide full private label website built and hosted by Orbitz XML Provide XML feed of content, availability and rates Partner consumes XML and builds site Orbitz uses XML and builds custom site for partner page 52

Functionality: Packaging Flash Site In-Path Custom XML Merchandising page 53

Packaging Flash Site In-Path Custom XML Merchandising Functionality: page 54

Packaging Flash Site In-Path Custom XML Merchandising Functionality: page 55

Packaging Flash Site In-Path Custom XML Merchandising Functionality: page 56

Packaging Flash Site In-Path Custom XML Merchandising Functionality: page 57

Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Emerging Channel With Significant Growth Trajectory U.S. Private Label Distribution Channel Room Nights Recently signed but not yet launched partnerships expected to generate >10% of total Orbitz Worldwide net revenue and adjusted EBITDA on an annualized basis, with 70% of revenue expected to come from hotel, although only part of this will benefit 2012 given launch timing and one-time expenses 2 year CAGR: 50% page 58

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 59

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 60

Creating technology to enable business agility Empowering customers Creating great products Intelligently using data page 61

Enabling business agility through Unification: highly integrated, highly standardized page 62

Our People and Processes are the Foundation for Execution page 63

Our People and Processes are the Foundation for Execution page 64

Our People and Processes are the Foundation for Execution page 65

Software Engineering Process at Orbitz Agile development processes accommodating change page 67

Agile in the Large 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 St or ies C los ed Stories Closed Over Time page 68

Agile in the Large 0 10 20 30 40 50 60 70 80 90 Jan-09 May-09 Sep-09 Jan-10 May-10 Sep-10 Jan-11 May-11 Sep-11 Monthly Production Releases Over Time page 69

Technology: Migration to the Global Platform

ebookers Migration



Orbitz & CheapTickets Hotel Migration



ebookers Mobile Web



RatesToGo Migration



Orbitz-Hotels on iPad



HotelClub Migration



CheapTickets Air, Packaging, Car, & More



Orbitz, CheapTickets Mobile Web



Orbitz Air, Packaging, Car, & More



2008 — 2009 — H2 2010 — H1 2011 — H2 2011 — H1 2012

page 70

Speed pre-migration to the Global Platform 0.0s 1.0s 2.0s 3.0s 4.0s 5.0s 6.0s 7.0s 8.0s 9.0s page 71

Speed on the Global Platform 0.0s 1.0s 2.0s 3.0s 4.0s 5.0s 6.0s 7.0s 8.0s page 72

Orbitz Hotels app for iPad “…an app that feels perfectly tailored to the iPad.” PCMag page 73

Global Platform: mobile web page 74

Global Platform | Data Infrastructure: Sort page 75

Hadoop Technology and Economics Enable Innovation page 76 $500,000 $40,000 $2,000 0 100000 200000 300000 400000 500000 1st Generation EDW Current EDW Hadoop Enterprise Data Warehouse Cost Per TB

Analytical Data Volumes 6 7 8 8 10 30 750 0 500 1000 1500 2000 2500 3000 3500 2005 2006 2007 2008 2009 2010 2011 2012 2013 TB page 77 TB of Data Analyzed

Orbitz Worldwide Technology page 78 The Global Platform is the agile integration of people, data and technology

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 79

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 80

Increasing International Mix Attractive mix of revenue from higher growth international markets International Revenues as % of Total 21% 23% 28% 0% 10% 20% 30% 2009 2010 TTM 9/30/11 page 81

Hotels represents an increasingly significant mix of revenue, long term target is 50% Increasing Hotel Mix Hotel Revenue as % of Total 34% 36% 36% 30% 32% 34% 36% 38% 2009 2010 TTM 9/30/11 page 82 Includes hotels booked on a standalone basis and as part of a vacation package

Improving Adjusted EBITDA Quarterly Trend -44% -19% -14% 14% -50% -40% -30% -20% -10% 0% 10% 20% Q1 2011 Q2 2011 Q3 2011 Q4 2011 (mid-point of guidance range) YoY Adjusted EBITDA Growth Rate page 83

Track Record of Decreasing Leverage Net debt reduction of $251M since 2008 (term debt reduction of $128M) • Strong operating cash flow • January 2010 $50M debt for equity exchange and $50M equity issuance Net debt defined as debt less cash Net Debt, $M $582 $530 $395 $331 $0 $250 $500 $750 2008 2009 2010 TTM 9/30/11 page 84

Barney Harford Introduction Tamer Tamar International Chris Orton Orbitz.com & CheapTickets.com Ronnie Gurion Private Label Distribution Roger Liew Technology Russ Hammer Finance Barney Harford Wrap up Agenda page 85

Conclusion: Key Investment Highlights • Deeply experienced and passionate management team • Leader in technology innovation • Cutting-edge data infrastructure • Industry-leading advanced analytics capabilities • Improving international and hotel mix • Strong operating cash flow and track record of deleveraging • Improving operating trends page 86